SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 28, 2007

BEDMINSTER NATIONAL CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-127329	20-2779605
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

90 Washington Valley Road
Bedminster, New Jersey 07921
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(908) 719-8941
(ISSUER TELEPHONE NUMBER)
(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.                       CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)            Previous Independent Auditors:

        (i) On December 28, 2007, Webb & Company, P.A. (“Webb”) resigned as independent auditor for the Company.   On January 7, 2007, the Company engaged Withum Smith & Brown, P.C. (“Withum”) as its principal independent accountant.  This decision to engage Withum was ratified by the majority approval of the Board of Directors of the Company.

(ii) Other than the disclosure of uncertainty regarding the ability for Bedminster National Corp. to continue as a going concern which was included in Webb’s accountant’s report on the financial statements for the past two years, the principal accountant’s report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through Webb’s termination on December 28, 2007, Webb disclosed the uncertainty regarding the ability of Bedminster National Corp. to continue as a going concern in its accountant’s report on the financial statements for Bedminster National Corp.  There has been no other disagreements between the Company and Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Webb would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors approved the decision to engage Withum Smith & Brown.

(iv) In connection with its review of financial statements through December 28, 2007, other than the disclosure listed in subparagraph (ii), there have been no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Webb would have caused them to make reference thereto in their report on the financial statements.

(v) As part of the Company’s evaluation of its disclosure controls and procedures as of September 30, 2007, management considered the impact of weaknesses in our disclosure controls and procedures that were a potential cause for errors.  These weaknesses were as follows:

▪	we lacked sufficient accounting personnel;
▪	we lacked sufficient controls over payroll processing; and
▪	we lacked sufficient controls over reconciliations of vendor payables.

The Company intends to institute additional policies to improve our disclosure controls and procedures. These include but are not limited to:

1)	hiring additional full-time accounting personnel for both the parent company and its subsidiaries to adequately address the deficiencies; and
2)	increasing the hours worked by our part-time accounting staff.

We believe that the implementation of these steps and others will allow us, in the future, to conclude that our disclosure controls and procedures are effective to ensure that material information is recorded, processed, summarized and reported by management on a timely basis in order to comply with our disclosure obligations under the Exchange Act and the rules and regulations thereunder.

Other than the matters discussed above, during the two most recent audit periods ending December 31, 2006 and 2005 and the interim period through December 28, 2007 there have been no other reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Webb furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

 (2)            New Independent Accountants:

(i) The Company engaged Withum Smith & Brown, P.C. (“Withum”) as its new independent auditors as of January 7, 2007.  Prior to such date, the Company, did not consult with Withum regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

 ITEM 9.01.                                 FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial statements of business acquired:

  None

(b)            Exhibits

NUMBER	EXHIBIT
16.1	Letter from Webb & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bedminster National Corp.

By: /s/ Paul Patrizio
PAUL PATRIZIO
CEO
Dated: January 8, 2008